UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

October 19, 2010 (October 19, 2010)

Date of Report (date of earliest event reported)

TRANSCEPT PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-51967	33-0960223
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1003 W. Cutting Blvd., Suite #110

Point Richmond, California 94804

(Address of principal executive offices)

(510) 215-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On October 19, 2010, Transcept Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its preliminary analysis of results from the Company’s next day highway driving study of Intermezzo® and plans to hold a teleconference call at 8:00 a.m., Eastern time, on October 19, 2010 to discuss the results.

A copy of the press release, dated October 19, 2010, planned teleconference script and planned slide showing a cross study comparison of mean change in the standard deviation of lateral position among studies of Intermezzo®, alcohol and certain U.S.-marketed hypnotics from a peer reviewed meta-analysis are attached as Exhibits 99.1, 99.2, and 99.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein. The slide should be considered in the context of the teleconference script.

At the start of the October 19, 2010 teleconference, the Company plans to reference certain forward looking statements that the Company intends to be covered by the Safe Harbor provided by the Private Securities Litigation Reform Act and plans to direct call participants to refer to the Company’s press release issued on October 19, 2010 and the risk factors disclosures contained in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2010 (the “Q2 10-Q”) for factors that could cause actual results to materially differ from those in the forward looking statements. A copy of the risk factors section of the Q2 10-Q is attached as Exhibit 99.4 and incorporated by reference herein.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. The furnishing of the attached information is not an admission as to the materiality of any of the information set forth therein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Transcept Pharmaceuticals, Inc. Press Release Announcing Intermezzo® Highway Driving Study Preliminary Analysis of Results dated October 19, 2010.

99.2	Transcept Pharmaceuticals, Inc. Script for the October 19, 2010 Conference Call Announcing Intermezzo® Highway Driving Study Preliminary Analysis of Results.

99.3	Transcept Pharmaceuticals, Inc. Cross-Study Comparison Slide.

99.4	Risk Factors contained in Part II, Item 1A of the Transcept Pharmaceuticals, Inc. Quarterly Report on Form 10-Q for the quarter ended June 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSCEPT PHARMACEUTICALS, INC.

Date: October 19, 2010

	By:	/S/ MARILYN E. WORTZMAN
	Name:	Marilyn E. Wortzman
	Title:	Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcept Pharmaceuticals, Inc. Press Release Announcing Intermezzo® Highway Driving Study Preliminary Analysis of Results dated October 19, 2010.

99.2	Transcept Pharmaceuticals, Inc. Script for the October 19, 2010 Conference Call Announcing Intermezzo® Highway Driving Study Preliminary Analysis of Results.

99.3	Transcept Pharmaceuticals, Inc. Cross-Study Comparison Slide.

99.4	Risk Factors contained in Part II, Item 1A of the Transcept Pharmaceuticals, Inc. Quarterly Report on Form 10-Q for the quarter ended June 30, 2010.